SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     December 15, 2003
                                                     (December 5, 2003)
                                                   ---------------------


                        D & K HEALTHCARE RESOURCES, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

            000-20348                              43-1465483
--------------------------------------------------------------------------------
   (Commission File Number)               (IRS Employer Identification No.)


   8235 Forsyth Blvd, St. Louis, MO                         63105
--------------------------------------------------------------------------------
   (Address of Principal Executive Offices)               (Zip Code)


                                 (314) 727-3485
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                         D&K HEALTHCARE RESOURCES, INC.

                                    FORM 8-K

Item 2.  Acquisition or Disposition of Assets.

     Effective December 5, 2003, D&K Healthcare Resources, Inc. ("D&K") acquired Walsh HealthCare Solutions, Inc. ("Walsh"), pursuant to an Agreement and Plan of Merger dated October 21, 2003 (the "Agreement"), by and among D&K, Walsh and D&K Acquisition Corp., a wholly-owned subsidiary of D&K ("DKAC"). Pursuant to the Agreement, Walsh was merged with and into DKAC (the "Merger"). As a result of the Merger, Walsh became a wholly-owned subsidiary of D&K. The aggregate purchase price paid by D&K was $99.25 million less all outstanding indebtedness, subject to a post-closing working capital adjustment.

     At the closing, D&K delivered $5 million of the purchase price into an escrow account under the terms and conditions of a separate agreement between the former stockholders of Walsh, D&K and the escrow agent to secure certain obligations of the former stockholders under the terms of the Agreement. The consideration was determined through arm's-length negotiations between D&K and Walsh. D&K financed the acquisition through its current credit facility. The terms and conditions of the acquisition are more fully described in the Agreement attached hereto as Exhibit 2.1 and incorporated herein by reference.

     On December 8, 2003, D&K issued a press release announcing the completion of the acquisition of Walsh. A copy of the press release is attached hereto as
Exhibit 99.1 and hereby incorporated by reference.

Item 5:  Other Events.

     On December 8, 2003, D&K issued a press release announcing continued revenue and earnings weakness in the national accounts trade class. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) and (b) Financial  Statements of Business  Acquired and Pro Forma  Financial
Information:

     It is impracticable for the registrant to provide the required financial statements and pro forma financial information at the time of this filing. The registrant will file such financial statements and pro forma financial information by amendment no later than February 18, 2004 (60 days after the date this report was required to be filed), as permitted under Item 7 of Form 8-K

(c)  Exhibits

     See the Exhibit Index attached to this report and incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 15, 2003

                                           D&K HEALTHCARE RESOURCES, INC.


                                           By: /s/ Thomas S. Hilton
                                               ---------------------------------
                                               Thomas S. Hilton
                                               Senior Vice-President and Chief
                                               Financial Officer

                                  EXHIBIT INDEX
                                  -------------



Exhibit
Number            Description
-------           -----------

  2.1* Agreement and Plan of Merger dated as of October 21, 2003 between D&K Healthcare Resources, Inc., Walsh HealthCare Solutions, Inc. and D&K Acquisition Corp.

  99.1 Press release of D&K Healthcare Resources, Inc. dated December 8, 2003, announcing the completion of the acquisition of Walsh HealthCare Solutions, Inc. and the continued revenue and earnings weakness in the national accounts trade class.

* Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.